UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 18, 2014

Date of earliest event reported:  June 17, 2014

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of common unitholders of Constellation Energy Partners LLC (the “Company”) was held on June 17, 2014.  At the meeting, the following matters were voted upon:

Class B managers were nominated and elected to serve for a term to expire at the 2014 annual meeting of unitholders or until their successors are duly elected and qualified as follows:

On an advisory and non-binding basis, the compensation of the Company’s 2012 named executive officers for fiscal year 2012 as disclosed in the proxy statement for the annual meeting was approved.  With respect to common unitholders and our Class A unitholder, the number of affirmative votes cast was 14,026,203, the number of votes cast against was 1,986,000, the number of abstentions was 1,445,104 and the number of broker non-votes was 7,986,407.

On an advisory and non-binding basis, the compensation of the Company’s 2013 named executive officers for fiscal year 2013 as disclosed in the proxy statement for the annual meeting was approved.  With respect to common unitholders and our Class A unitholder, the number of affirmative votes cast was 16,640,441, the number of votes cast against was 1,899,446, the number of abstentions was 1,444,604 and the number of broker non-votes was 5,459,223.

On an advisory and non-binding basis, the frequency of the unitholder vote on executive compensation received the following votes by our common unitholders and our Class A unitholder:

Solely for purposes of Section 203 of the Delaware General Corporation Law, certain future transactions between the Company and Constellation Energy Partners Management, LLC (“CEPM”) and its affiliates and associates were not approved.  With respect to common unitholders (other than CEPM), the number of affirmative votes cast was 11,390,461, the number of votes cast against was 298,570, the number of abstentions was 97,920 and the number of broker non-votes was 7,986,407.  With respect to our Class A unitholder, the number of affirmative votes cast was 484,505, the number of votes cast against was zero, the number of abstentions was zero and the number of broker non-votes was zero.

The ratification of KPMG LLP as independent registered public accounting firm for 2013 was approved.  With respect to common unitholders and our Class A unitholder, the number of affirmative votes cast was 24,685,885, the number of votes cast against was 258,724, and the number of abstentions was 499,102, and the number of broker non-votes was three.

The ratification of KPMG LLP as independent registered public accounting firm for 2014 was approved. With respect to common unitholders and our Class A unitholder, the number of affirmative votes cast was 24,663,969, the number of votes cast against was 281,997, the number of abstentions was 497,748, and the number of broker non-votes was zero.

Class A managers Antonio R. Sanchez, III and Gerald F. Willinger were nominated and reelected, each with 484,505 affirmative Class A unit votes, to serve for a term to expire at the next annual meeting of unitholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: June 18, 2014	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer, Chief Accounting Officer and Treasurer